UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

September 15, 2011

Date of Report

(Date of earliest event reported)

CITADEL BROADCASTING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31740	51-0405729
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7690 West Cheyenne Ave., Suite 220, Las Vegas, NV	89129
(Address of principal executive offices)	(Zip Code)

(702) 804-5200

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On September 15, 2011, Citadel Broadcasting Corporation (“Citadel”) held a special meeting of Citadel stockholders to consider and vote upon five proposals submitted by the Board of Directors of Citadel. At the special meeting, holders of Citadel Class A common stock (“Class A common stock”) at the close of business on August 3, 2011 (such date and time, the “record date”) voted on Proposals 1, 2, 3, 4 and 5 below. Holders of Citadel Class B common stock (“Class B common stock”) as of the record date voted, together with holders of Class A common stock as of the record date as a single class, upon Proposals 1 and 5 below.

The final voting results, which were certified by The Bank of New York Mellon, the independent inspector of election at the special meeting, were as follows (with 4,406,008 shares of Class A common stock, 19,059,409 shares of Class B common stock, and, collectively, 23,465,417 shares of Class A common stock and Class B common stock, outstanding and entitled to vote as of the record date):

Proposal 1: To adopt the Agreement and Plan of Merger, dated March 9, 2011, as it may be amended from time to time, by and among Citadel, Cumulus Media Inc., Cumulus Media Holdings Inc. (f/k/a Cadet Holding Corporation) and Cadet Merger Corporation (the “Merger Agreement”).

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,424,093	98,656	2,501	2,207,142

Proposal 2: To approve the adjournment of the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes to adopt the Merger Agreement at the time of the special meeting.

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,888,117	245,804	16,106	456,857

Proposal 3: To elect each of the two class I director nominees to Citadel’s board of directors.

Class I Director Nominee	Votes For	Withheld	Broker Non-Votes
Jonathan Mandel	2,712,657	437,370	456,857
Gregory Mrva	2,749,487	400,540	456,857

Proposal 4: To approve on a non-binding, advisory basis the compensation that may be paid or become payable to Citadel’s named executive officers that is based on or otherwise relates to the merger described in the Merger Agreement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,379,668	1,057,480	712,879	456,857

Proposal 5: To ratify the appointment of Deloitte & Touche LLP as Citadel’s independent registered public accountants for the year ending December 31, 2011.

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,430,271	1,749,618	552,503	—

Item 8.01.	Other Events.

On September 15, 2011, Citadel issued a press release announcing the receipt of stockholder approval to adopt the Merger Agreement. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits.

(d) Exhibits

99.1	Press Release of Citadel Broadcasting Corporation, dated September 15, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITADEL BROADCASTING CORPORATION

/s/ Randy L. Taylor
Name:	Randy L. Taylor
Title:	Senior Vice President and Chief Financial Officer

Date: September 15, 2011

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Citadel Broadcasting Corporation, dated September 15, 2011